Exhibit 10.1

SHARE PURCHASE AGREEMENT

Date of Agreement: 10 March, 2026

PARTIES:

This Agreement is entered into between:

SELLER: NG Hei Man (sole shareholder of Upperhand Investment Limited)

A company incorporated under the laws of the British Virgin Islands with company registration number [*] (hereinafter referred to as the “Seller”)

PURCHASER: Cre8 Incorporation Limited

A company incorporated under the laws of the British Virgin Islands with company registration number [*] (hereinafter referred to as the “Purchaser”)

WHEREAS:

WHEREAS the Purchaser desires to acquire, and the Seller desires to sell, all of the issued and outstanding shares of capital stock in Upperhand Investment Limited, a company incorporated under the laws of British Virgin Islands with company registration number [*] (hereinafter referred to as the “Target Company”), upon the terms and conditions set forth herein; and

WHEREAS the parties acknowledge that this Share Purchase Agreement is entered into pursuant to and in fulfillment of the terms contained in the Memorandum of Understanding dated 21st January, 2026 between the parties (the “MOU”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS AND INTERPRETATIONS

1.1 Definitions

In this Agreement, the following terms shall have the meanings ascribed to them:

“Agreement” means this Share Purchase Agreement, including all Schedules and Exhibits attached hereto.

“Business Day” means any day other than Saturday, Sunday, or any public holiday in Hong Kong, Japan, or the British Virgin Islands.

“Closing” means the completion of the purchase and sale of the Shares as contemplated herein.

“Consideration” means the purchase price of United States Dollars Two Hundred Thousand (US$200,000) to be paid by the Purchaser to the Seller as set forth in Article 2.

“Shares” means all of the issued and outstanding shares of capital stock in the Target Company, representing 100% of the equity interests therein.

“Target Company” means Upperhand Investment Limited, a company incorporated under the laws of the British Virgin Islands with company registration number [*].

1.2 Interpretation

In this Agreement, unless the context otherwise requires:

(a) Headings are for convenience only and do not affect interpretation;

(b) References to articles and sections refer to articles and sections of this Agreement;

(c) The words “include” and “including” shall mean “including without limitation”;

(d) References to “days” mean calendar days unless otherwise specified as “Business Days”;

(e) All monetary amounts are in United States Dollars unless otherwise specified.

2. PURCHASE AND SALE OF SHARES

2.1 Agreement to Purchase and Sell

Subject to the terms and conditions of this Agreement, at Closing, the Seller agrees to sell, transfer, assign, and deliver to the Purchaser, and the Purchaser agrees to purchase from the Seller, all of the Shares, free and clear of all encumbrances, liens, charges, and claims.

2.2 Purchase Price

The total purchase price for the Shares shall be United States Dollars Two Hundred Thousand (US$200,000) (the “Purchase Price”).

2.3 Payment Terms

The Purchaser shall pay the Purchase Price to the Seller by bank transfer in immediately available funds to the bank account designated by the Seller within thirty (30) days after the Closing Date. Payment shall be made in accordance with the following:

(a) The Purchaser shall remit the full Purchase Price within thirty (30) calendar days from the date of this Agreement;

(b) Payment shall be made by electronic bank transfer to the bank account specified by the Seller in writing;

(c) All bank transfer fees and charges shall be borne by the Purchaser;

(d) Payment is deemed received on the date the funds are credited to the Seller’s designated bank account.

2.4 No Adjustment to Purchase Price

The Purchase Price is fixed and shall not be subject to adjustment, except as expressly provided herein.

3. CLOSING AND DELIVERY OF SHARES

3.1 Closing

Closing shall take place on or before 10 Business Days after execution of this Agreement, or such other date as mutually agreed by the parties in writing (the “Closing Date”).

3.2 Deliverables by Seller at Closing

At Closing, the Seller shall deliver or cause to be delivered to the Purchaser:

(a) The original stock certificate(s) or evidence of ownership representing the Shares, duly endorsed for transfer or accompanied by blank stock powers;

(b) Board resolutions of the Seller authorizing the sale and transfer of the Shares;

(c) A certified true copy of the register of shareholders of the Target Company, confirming the Seller’s ownership of the Shares;

(d) Share transfer forms (or equivalent instruments under Japanese law) duly executed by the Seller;

(e) A certificate of incumbency confirming the authority of the signatory;

(f) Evidence of clearance from the Foreign Exchange and Foreign Trade Act (FEFTA) authority or confirmation that no such clearance is required;

(g) Corporate documents establishing the legality and authority of the transfer;

(h) All other documents reasonably necessary to effect the transfer of the Shares under Japanese law.

3.3 Deliverables by Purchaser at Closing

At Closing, the Purchaser shall deliver to the Seller:

(a) The full Purchase Price as set forth in Section 2.3;

3.4 Post-Closing Obligations

(a) The Seller shall execute any further documents and take any further actions reasonably necessary to complete the transfer of the Shares and to vest good and valid title in the Purchaser;

(b) The Purchaser shall complete all necessary filings and registrations required under Japanese law to record the change of ownership with the appropriate Japanese authorities;

(c) Both parties shall cooperate in obtaining all necessary regulatory approvals and clearances, including but not limited to foreign investment notifications under Japanese law.

4. REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Seller

The Seller represents and warrants to the Purchaser that:

(a) Organization and Standing: The Seller is duly organized, validly existing, and in good standing under the laws of Japan and has full corporate power and authority to enter into and perform this Agreement;

(b) Ownership of Shares: The Seller owns beneficially and of record one hundred percent (100%) of the issued and outstanding Shares, free and clear of all encumbrances, liens, charges, options, warrants, or claims of any kind;

(c) Authority: The Seller has full authority to execute this Agreement and to consummate the transaction contemplated hereby without the need for any further approvals;

(d) Binding Agreement: This Agreement constitutes the legal, valid, and binding obligation of the Seller, enforceable in accordance with its terms;

(e) No Conflicts: The execution and performance of this Agreement does not violate any law, regulation, court order, or agreement to which the Seller is a party or by which the Seller is bound;

(f) No Litigation: There are no pending or threatened legal proceedings that would prevent the Seller from performing its obligations hereunder;

(g) Title: The Seller has good and marketable title to the Shares with full power to transfer the same, and upon delivery and payment, the Purchaser shall acquire good and valid title to the Shares.

4.2 Representations and Warranties of the Purchaser

The Purchaser represents and warrants to the Seller that:

(a) Organization and Standing: The Purchaser is duly organized, validly existing, and in good standing under the laws of the British Virgin Islands and has full corporate power and authority to enter into and perform this Agreement;

(b) Authority: The Purchaser has full authority to execute this Agreement and to consummate the transaction contemplated hereby;

(c) Binding Agreement: This Agreement constitutes the legal, valid, and binding obligation of the Purchaser, enforceable in accordance with its terms;

(d) Financial Capability: The Purchaser has or will have at Closing, available liquid funds sufficient to pay the Purchase Price in full;

(e) No Conflicts: The execution and performance of this Agreement does not violate any law, regulation, court order, or agreement to which the Purchaser is a party or by which the Purchaser is bound;

(f) Investment Purpose: The Purchaser is acquiring the Shares for investment purposes and is not acquiring them for the purpose of resale within a short period.

4.3 Disclaimer of Other Warranties

EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 4.1 AND 4.2, THE SELLER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT. THE PURCHASER ACKNOWLEDGES THAT IT IS ACQUIRING THE SHARES ON AN “AS-IS” BASIS.

5. CONDITIONS PRECEDENT TO CLOSING

5.1 Conditions to the Obligation of the Purchaser

The Purchaser’s obligation to complete the purchase is conditional upon:

(a) The Seller having complied with all material terms and conditions of this Agreement to be performed by the Seller on or before the Closing Date;

(b) The representations and warranties of the Seller being true and correct in all material respects as of the Closing Date;

(c) Delivery of all documents and certificates specified in Section 3.2;

(d) No material adverse change in the condition or operations of the Target Company since the date of this Agreement;

(e) Obtaining all necessary regulatory approvals and clearances, including foreign investment notifications under Japanese law;

(f) No legal impediment exists that would prevent the completion of the transaction.

5.2 Conditions to the Obligation of the Seller

The Seller’s obligation to complete the sale is conditional upon:

(a) The Purchaser having complied with all material terms and conditions of this Agreement to be performed by the Purchaser on or before the Closing Date;

(b) The representations and warranties of the Purchaser being true and correct in all material respects as of the Closing Date;

(c) Delivery of the Purchase Price in accordance with Section 2.3;

(d) Delivery of all documents and certificates specified in Section 3.3;

(e) No legal impediment exists that would prevent the completion of the transaction.

5.3 Waiver of Conditions

Either party may waive any condition precedent for which it is the beneficiary by written notice to the other party.

6. COVENANTS AND AGREEMENTS

6.1 Conduct of Business Pending Closing

From the date of this Agreement until Closing, the Seller covenants and agrees to:

(a) Operate the Target Company in the ordinary course of business consistent with past practices;

(b) Not incur any material additional indebtedness or enter into any material contracts without the prior written consent of the Purchaser;

(c) Not declare or pay any dividends or make any distributions;

(d) Provide the Purchaser with reasonable access to information regarding the Target Company;

(e) Maintain all necessary licenses, permits, and registrations.

6.2 Further Assurances

Each party shall execute and deliver all further documents and instruments and take all further action reasonably necessary or desirable to effectuate the purposes of this Agreement and to carry out the intent of the parties hereto.

6.3 Cooperation on Regulatory Matters

Both parties shall cooperate in obtaining all necessary regulatory approvals and clearances required for the transaction, including but not limited to:

(a) Notification under the Foreign Exchange and Foreign Trade Act (FEFTA);

(b) Any foreign investment screening procedures;

(c) Competition law compliance;

(d) Any other governmental or regulatory approvals required under Japanese or BVI law.

6.4 Costs and Expenses

Except as otherwise provided herein, each party shall bear its own costs and expenses in connection with this transaction, including legal, accounting, and advisory fees.

7. REPRESENTATIONS REGARDING MOU

The parties acknowledge that this Agreement is entered into pursuant to the Memorandum of Understanding dated 21st January, 2026. To the extent any provision of this Agreement conflicts with the MOU, the terms of this Agreement shall prevail.

8. INDEMNIFICATION

8.1 Indemnification by Seller

The Seller shall indemnify and hold harmless the Purchaser from any losses, damages, or expenses arising out of:

(a) Any breach of the representations and warranties of the Seller;

(b) Any failure of the Seller to comply with its obligations hereunder;

(c) Any undisclosed liabilities of the Target Company existing prior to Closing.

8.2 Indemnification by Purchaser

The Purchaser shall indemnify and hold harmless the Seller from any losses, damages, or expenses arising out of:

(a) Any breach of the representations and warranties of the Purchaser;

(b) Any failure of the Purchaser to comply with its obligations hereunder.

8.3 Limitations on Indemnification

The indemnification provisions shall apply for a period of twelve (12) months from the Closing Date, except for claims arising from fraud or breach of representations regarding title to the Shares, which shall have no time limitation.

9. CONFIDENTIALITY

9.1 Confidential Information

The parties agree to maintain the confidentiality of this Agreement and all information exchanged in connection with the transaction, except as required by law or with prior written consent of the other party.

9.2 Permitted Disclosures

Notwithstanding Section 9.1, disclosure may be made to:

(a) Each party’s legal, accounting, and financial advisors;

(b) Governmental or regulatory authorities as required by law;

(c) As required by securities exchange regulations or listing requirements.

10. GOVERNING LAW AND DISPUTE RESOLUTION

10.1 Governing Law

This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and Japan, without regard to conflicts of law principles.

10.2 Dispute Resolution

(a) Negotiation: In the event of any dispute, the parties shall first attempt to resolve the matter through good faith negotiation between senior executives of each party;

(b) Mediation: If negotiation fails within fourteen (14) days, either party may refer the dispute to mediation;

(c) Arbitration: If mediation fails within thirty (30) days, either party may initiate arbitration under the ICC Arbitration Rules. The arbitration shall be conducted in English, seated in Hong Kong, before a single arbitrator unless the amount in dispute exceeds US$500,000, in which case three arbitrators shall be appointed.

11. TERMINATION

11.1 Right to Terminate

(a) Either party may terminate this Agreement if Closing has not occurred within forty-five (45) days from the date hereof, provided that the terminating party is not in material breach;

(b) Either party may terminate this Agreement if any legal impediment prevents the completion of the transaction;

(c) Either party may terminate this Agreement if the other party materially breaches this Agreement and does not cure within ten (10) Business Days of written notice.

11.2 Effect of Termination

Upon termination, neither party shall have further obligations, except that the confidentiality obligations shall survive.

12. GENERAL PROVISIONS

12.1 Entire Agreement

This Agreement, together with the schedules and exhibits attached hereto, constitutes the entire agreement between the parties and supersedes all prior negotiations, representations, and agreements.

12.2 Amendment and Waiver

This Agreement may only be amended or waived by written instrument signed by both parties. No waiver of any provision shall be deemed a waiver of any other provision or any breach.

12.3 Severability

If any provision of this Agreement is found to be invalid or unenforceable, the remaining provisions shall continue in full force and effect.

12.4 Notices

All notices shall be in writing and delivered by hand, registered mail, or courier service to the addresses set forth below:

To Seller:

NG Hei Man

[address]

To Purchaser:

Cre8 Incorporation Limited

1/F, China Building, 29 Queen’s Road Central, Hong Kong

12.5 Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Electronic signatures shall be deemed valid.

12.6 Assignment

This Agreement may not be assigned by either party without the prior written consent of the other party, except that the Purchaser may assign its rights to an affiliate.

12.7 Time of Essence

Time is of the essence in this Agreement.

13. SIGNATURES

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SELLER:

/s/ NG Hei Man
Name:	NG Hei Man
Title:	Shareholder and Director

PURCHASER:

/s/ Cho Sze Ting
Name:	Cho Sze Ting
Title:	Director